Exhibit 21.1


                    ATLANTIC BANCGROUP, INC. AND SUBSIDIARIES

                                   Form 10-KSB

                     For Fiscal Year Ended December 31, 1999





                           Subsidiaries of Registrant

       Oceanside Bank, incorporated under the laws of the State of Florida
         Oceanside Mortgage Group, Inc., incorporated under the laws of the State of Florida